0000
Certificate Number

Cannabics™
Cannabics Pharmaceuticals Inc.

* 0,000,000 *
Shares

Incorporated under the laws of the state of Nevada

Par Value $0.0001
Common Stock

CUSIP NO. 13764M100

This Certifies That * SPECIMEN *

Is The Owner Of * ZERO *
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

CANNABICS PHARMACEUTICALS INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

ITAMAR BOROCHOV
Chief Executive Officer

DAVID PRICE
Secretary

CANNABICS PHARMACEUTICALS INC.
Corporate Seal
NEVADA

Dated: APRIL 16, 2012
Countersigned and Registered:
BY
ClearTrust, LLC
Transfer Agent

Authorized Signature
www. ClearTrustOnline.com

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT _______ Custodian _______	
TEN ENT	- as tenants by the entirety	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act _______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received I/We hereby sell, assign and transfer ____________________ Shares of Capital Stock represented by the within Certificate unto (PLEASE PRINT OR TYPEWRITE)

FULL NAME: ____

____

SOCIAL SECURITY
OR TAXPAYER ID: ____

ADDRESS: ____

____

____

and do hereby irrevocably constitute and appoint said Transfer Agent and Registrar of these securities to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ______________________________

X ______________________________
(SHAREHOLDER SIGNATURE)

X ______________________________
(JOINT SIGNATURE)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

MEDALLION SIGNATURE GUARANTEED:

THIS SIGNATURE(S) MUST BE GUARANTEED AND THE GUARANTOR OF THIS SIGNATURE(S) MUST BE ACCEPTABLE TO THE TRANSFER AGENT.